PARKER SCHWARTZ PLLC
7310 N. 16th Street, Suite 330
Phoenix, Arizona 85020
Edwin P. Lee - AZ Bar No. 004846
email: nlee@psazlaw.com
Jared G. Parker - AZ Bar No. 006428
email: jparker@psazlaw.com
Attorneys for Debtor in Possession

UNITED STATES BANKRUPTCY COURT
IN AND FOR THE DISTRICT OF ARIZONA

In re: **ELECTRICAL ENGINEERING TRANSPORTATION CORPORATION** Debtor	In Proceedings Under Chapter 11 Case No. - 2:13-bk-16126-RJH **AMENDMENT TO MONTHLY OPERATING REPORT FOR OCTOBER, 2013**

Electrical Engineering Transporation Corporation, Debtor in Possession herein, by and through counsel, hereby amends its Monthly Operating Report for October, 2013 by substituting pages 3, 6 and 6A attached hereto for the same numbered pages in the original report.

Dated: December 19, 2013

PARKER SCHWARTZ PLLC

/s/ EL004846

Edwin Lee
Attorneys for Electrical Engineering Transporation Corporation
Debtor in Possession

Copies mailed/emailed December 19, 2013 to:

United States Trustee
Office of the United States Trustee
230 North First Avenue, Suite 204
Phoenix, Arizona 85003

/s/ EL004846

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	10/30/2013	1/1/13 - 10/30/13	9/17/13 -10/30/13
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	31,433,830	483,432
Less: Returns & Discounts			
Net Revenue	0	31,433,830	483,432
COST OF GOODS SOLD			
Material	0	7,107,968	142,675
Direct Labor		2,392,921	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	53,831	53,831	53,831
Blink Cost of Revenue Share		291,516	16,860
Depreciation in COGs - Project Assets		17,859,801	2,310,569
Total Cost of Goods Sold	53,831	27,706,037	2,545,381
GROSS PROFIT	-53,831	3,727,793	-2,061,949
OPERATING EXPENSES			
Officer/Insider Compensation		0	0
Selling & Marketing (attach detail)		2,733,458	6,005
General & Administrative (attach detail)	272,904	8,340,431	446,041
Other Expenses (attach detail)		1,839,565	142,143
Total Operating Expenses	272,904	12,913,454	594,189
Income Before Non-operating Income and Expense	-326,735	-9,185,661	-2,656,138
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	-33,397	-1,200
Other Expense (attach list)		30,680	-1,072
Interest Expense		6,596	269
Depreciation/Depletion		0	0
Amortization		0	0
Net Other Income & Expense	0	3,879	-2,003
Income Before Reorganization Expense	-326,735	-9,189,540	-2,654,135
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss		14,269,095	14,269,095
Gain / Loss on Sale of Assets	114,526	114,526	114,526
Total Reorganization Expenses	114,526	14,383,621	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-441,261	-23,573,161	-17,037,756

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	236,457	131,828	104,630	0	0
Taxes Payable	0	0			0
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	0
Other (attach list)					
Total Post-Petition Liabilities					

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Vend Name	Amount	Current	> 30 days
A-1 SELF STORAGE	177	0	177
ARIZONA PUBLIC SERVICE	6,761	0	6,761
BOX.NET INC	966	0	966
CAMPBELL STATION SELF STORAGE	85	0	85
CISCO SYSTEMS CAPITAL CORPORATION	4,783	0	4,783
CITY OF GARLAND	211	0	211
CITY OF PHOENIX-WATER SERVICES	1,239	0	1,239
CORVUS ENERGY LTD	4,658	0	4,658
FEDEX FREIGHT	336	0	336
GUARD O MATIC, INC	141	141	0
HOME DEPOT	61	0	61
INNERGY POWER CORPORATION	220	0	220
NISSAN MOTOR ACCEPTANCE CORP	352	0	352
PGE	65	0	65
PREMIER DOCUMENT SHREDDING INC	90	0	90
PUBLIC STORAGE #20901	297	297	0
PUBLIC STORAGE #21809	162	162	0
PUBLIC STORAGE #25540	174	174	0
PUBLIC STORAGE #64343	157	157	0
San Diego Gas & Electric	766	0	766
SILVERWINGS UNIQUE INC	3,150	0	3,150
SOUTHERN CALIFORNIA EDISON	-92	0	-92
SPRINT	71,834	0	71,834
TECHNICAL PROFESSIONALS GROUP, LLC	8,106	0	8,106
UNITED PARCEL SERVICE	176	0	176
US POSTAGE METER CENTER, INC	686	0	686
Grand Total Account Payable	105,561	931	104,630
Intertek / CCGI	96,823	96,823	
Blink Customer	34,073	34,073	
TOTAL PAYABLES	236,457	131,828	104,630